UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On August 31, 2006, the Compensation and Development Committee of the Board of Directors (the “Compensation Committee”) of RadiSys Corporation, an Oregon corporation (“RadiSys”), adopted the RadiSys Corporation Stock Plan for Convedia Employees (the “Plan”) for awards to be made in connection with the acquisition of Convedia Corporation (“Convedia”), a corporation incorporated under the laws of Canada, as further described below in Item 2.01. The Plan was adopted without shareholder approval in reliance upon the exception provided under Nasdaq Marketplace Rule 4350(i)(1)(A)(iv) relating to awards granted in connection with an acquisition and in connection with the hiring of new employees. The Plan became effective as of September 1, 2006 (the “Effective Date”). The following is a summary of the principal features of the Plan and is qualified in its entirety by the terms of the Plan. For complete descriptions of the features summarized in this report, reference must be made to the Plan which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
          The Plan permits the granting of stock options, restricted stock and restricted stock units. The maximum number of shares of common stock with respect to which awards may be granted is 365,000 shares (subject to adjustment in accordance with the Plan). In order to comply with Nasdaq Marketplace Rule 4350, the awards may only be granted to employees transferred from Convedia in connection with the acquisition of Convedia and in connection with the future hiring of new employees of Convedia. Unless sooner terminated by the Board of Directors, the Plan will terminate on the tenth anniversary of the Effective Date.
          The Plan provides that the Compensation Committee will determine the option price at which common stock may be purchased, but the price will not be less than the fair market value of the common stock on the date the option is granted. The Compensation Committee will determine the term of each option, but no option will be exercisable more than 10 years after the date of grant. The Plan provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the Plan. Each grant of restricted stock and restricted stock units must be evidenced by an award agreement in a form approved by the Compensation Committee. The vesting of restricted stock or restricted stock units may be conditioned upon the completion of a specified period of employment, upon attainment of specified performance goals and/or upon such other criteria as the Compensation Committee determines.
          In connection with the closing of the acquisition of Convedia, the Compensation Committee awarded stock options, restricted stock units and restricted stock for 169,300, 132,905 and 5,800 shares of RadiSys common stock, respectively, to the Convedia employees in accordance with the Plan.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          As previously disclosed in RadiSys’ Current Report on Form 8-K filed on July 28, 2006 (File No. 000-26844), RadiSys, Convedia and RadiSys Canada, Inc., a corporation incorporated under the laws of Canada and a wholly-owned subsidiary of RadiSys, entered into an Arrangement Agreement (the “Arrangement Agreement”) pursuant to which RadiSys would acquire all of the capital stock of Convedia (the “Arrangement”). On September 1, 2006, the Arrangement was consummated, whereupon RadiSys acquired all of the capital stock of Convedia and Convedia became a wholly-owned subsidiary of RadiSys. Pursuant to the Arrangement Agreement, RadiSys paid $105 million in cash at closing. Up to an additional $10 million in cash is payable based on a contingent payment formula tied to achieving certain profitability goals during the twelve-month period beginning October 1, 2006. The foregoing descriptions are summary descriptions, do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement. You are encouraged to read the

Arrangement Agreement for a more complete understanding of the transaction. A copy of the Arrangement Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item will be furnished by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit
Number	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006. Incorporated by reference from Exhibit 2.1 to RadiSys’ Current Report on Form 8-K filed on July 28, 2006 (File No. 000-26844).

10.1	RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.4 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.2	Form of Notice of Option Grant for United States employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.5 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.3	Form of Notice of Option Grant for Canada employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.6 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.4	Form of Notice of Option Grant for international employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.7 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.5	Form of Notice of Option Grant for China employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.8 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.6	Form of Restricted Stock Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.9 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.7	Form of Restricted Stock Unit Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.10 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
Date: September 1, 2006	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	VP of Finance and Business Development

Exhibit Index

Exhibit
Number	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006. Incorporated by reference from Exhibit 2.1 to RadiSys’ Current Report on Form 8-K filed on July 28, 2006 (File No. 000-26844).

10.1	RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.4 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.2	Form of Notice of Option Grant for United States employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.5 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.3	Form of Notice of Option Grant for Canada employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.6 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.4	Form of Notice of Option Grant for international employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.7 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.5	Form of Notice of Option Grant for China employees for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.8 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.6	Form of Restricted Stock Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.9 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).

10.7	Form of Restricted Stock Unit Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. Incorporated by reference from Exhibit 4.10 to RadiSys’ Registration Statement on Form S-8 filed on September 1, 2006 (Registration File No. 333-137060).